UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2008

Commission File Number: 333-118398

SOUND REVOLUTION INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(state or other jurisdiction of incorporation or organization)

3281 Chartwell Green
Coquitlam, British Columbia
Canada V3E EM9
(Address of principal executive offices)

604.376.0396
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 – Departure of Director and Chief Executive Officer, Appointment of Chief Executive Officer

On September 8, 2008, the Company accepted the resignation of Robin Ram as the President, Chief Executive Officer and Director of the Company effective September 8, 2008.

Effective September 8, 2008, Penny Green, who is the current Chief Financial Officer of the Company, will succeed Robin Ram as the Chief Executive Officer. Penny Green is the founder and the sole director of the Company. She acted as the Chief Financial Officer since August, 2004. She served as the President and Chef Executive Officer from June, 2001 to March, 2004 and from June 1, 2005 to March 30, 2007.

Mr. Ram’s resignation reduces the number of Directors sitting on the Company’s Board of Directors to one.

Mr. Ram’s resignation was not due to any disagreement between him and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2008	Sound Revolution Inc.
(Registrant)

By: /s/ Penny Green
President, Chief Executive Officer,
Chief Financial Officer, Director, Treasurer and Secretary